Azzad Funds N-CSR

Exhibit 19(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940 AND
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bashar Qasem, President and Treasurer of Azzad Funds (the “Registrant”), do certify to the best of my knowledge that:

(1)	The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2026 (the “Form N-CSR”) fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

	By:	/s/ Bashar Qasem
Date: September 10, 2026		Bashar Qasem President and Treasurer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Azzad Funds and will be retained by the Azzad Funds and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.